UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 2, 2025

BLACK SPADE ACQUISITION II CO
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42258	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3955 1316

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value	BSII	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BSIIW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	BSIIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 2, 2025, Black Spade Acquisition II Co (“Black Spade II” or the “Company”) announced that, in connection with its proposed business combination (the “Business Combination”) with The Generation Essentials Group (previously World Media and Entertainment Universal Inc.) (“TGE”), it intends to voluntarily delist its units, Class A ordinary shares and warrants from The Nasdaq Stock Market LLC ( “Nasdaq”), subject to the closing of the Business Combination.

The Company’s decision to voluntarily delist its units, Class A ordinary shares and warrants from Nasdaq is due to the fact that upon the consummation of the Business Combination, the Company will become a wholly owned subsidiary of TGE, and TGE’s Class A ordinary shares and warrants are expected to be traded on the New York Stock Exchange and NYSE American, respectively, subject to the closing of the Business Combination.

Trading of TGE’s Class A ordinary shares and warrants is currently expected to begin on the New York Stock Exchange and NYSE American at market open on or about June 5, 2025 under the symbols “TGE” and “TGEWS”, respectively, following the consummation of the Business Combination. The last day of trading of the Company’s securities on Nasdaq is expected to be on or about June 4, 2025. The delisting from Nasdaq and the listing on the New York Stock Exchange and NYSE American are subject to the closing of the Business Combination.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 3.01 above is incorporated into this Item 7.01 by reference. A copy of the press release issued by the Company announcing the voluntary delisting from Nasdaq is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing Exhibit 99.1 are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed transaction between Black Spade Acquisition II Co (“Black Spade II”) and The Generation Essentials Group (“TGE”), including statements regarding the benefits of the transaction, the anticipated benefits of the transaction, Black Spade IIs or TGE’s expectations concerning the outlook for TGE’s business, productivity, plans and goals for product launches, deliveries and future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to Black Spade II and TGE, and, as a result, are subject to risks and uncertainties. Any such expectations and assumptions, whether or not identified in this document, should be regarded as preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the proposed business combination (“Business Combination”); (2) the outcome of any legal proceedings that may be instituted against Black Spade II, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the amount of redemption requests made by Black Spade II public shareholders and the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Black Spade II, to obtain financing to complete the Business Combination or to satisfy other conditions to closing and; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of TGE as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination; (8) costs related to the Business Combination; (9) risks associated with changes in laws or regulations applicable to TGE’s diverse business lines and TGE’s international operations; (10) TGE’s ability to compete in all of its business segments and to anticipate trends and respond to changing customer preferences for fashion, arts and entertainment content and for lodging; (11) the possibility that TGE or the combined company may be adversely affected by other economic, geopolitical, business, and/or competitive factors; (12) TGE’s ability to anticipate trends and respond to changing customer preferences for fashion, arts and entertainment content and for lodging; (13) negative perceptions or publicity of the brands of TGE; and (14) risks relating to TGE’s use of and rights to intellectual property. The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of TGE’s registration statement on Form F-4 filed by TGE with the U.S. Securities and Exchange Commission (the “SEC”), Black Spade II’s Annual Report on Form 10-K for the year ended December 31, 2024 and other documents filed by TGE and/or Black Spade II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. TGE and Black Spade II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Neither TGE nor Black Spade II gives any assurance that either TGE or Black Spade II will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by TGE or Black Spade II or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This document relates to a proposed transaction between Black Spade II and TGE. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. TGE has filed a registration statement on Form F-4 that includes a proxy statement of Black Spade II and certain prospectuses of TGE with the SEC, which was declared effective on May 9, 2025. The definitive proxy statement/prospectus have been sent to all Black Spade II shareholders as of May 5, 2025. This document does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the transactions. Before making any voting or investment decision, investors and shareholders of Black Spade II are urged to read the registration statement, the definitive proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Black Spade II and TGE and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Black Spade II’s shareholders in connection with the proposed transaction. Information about Black Spade II’s directors and executive officers and their ownership of Black Spade II’s securities is set forth in Black Spade II’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the definitive proxy statement/prospectus regarding the proposed transaction when it becomes available. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated June 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2025

BLACK SPADE ACQUISITION II CO

By:	/s/ Chi Wai Dennis Tam
Name:	Chi Wai Dennis Tam
Title:	Executive Chairman of the Board and Co-Chief Executive Officer

[Signature Page to Form 8-K]